UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2006

SL GREEN REALTY CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-13199	13-3956775
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification Number)

420 Lexington Avenue New York, New York	10170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-2700

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry Into a Material Definitive Agreement.

On March 21, 2007, SL Green Operating Partnership, L.P. (the “Operating Partnership”) of which SL Green Realty Corp. (the “Company”) is the sole managing general partner, entered into a purchase agreement dated March 21, 2007 (the “Purchase Agreement”), by and among the Operating Partnership, the Company and Citigroup Global Markets Inc. (the “Initial Purchaser”) in connection with a private offering by the Operating Partnership of $750 million aggregate principal amount of the Operating Partnership’s 3.00% Exchangeable Senior Notes due 2027 (the “Notes”). The Notes will be sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and may be exchanged, subject to certain conditions, for the shares of common stock of the Company.  Interest on the Notes will be payable semi-annually in arrears on March 30 and September 30 of each year, beginning September 30, 2007. Interest on the Notes will accrue from March 26, 2007. The Notes will mature on March 30, 2027.  The Notes and any Company common shares that may be issued upon exchange of the Notes have not been registered under the Securities Act or any state securities laws. A copy of the Purchase Agreement is attached hereto as Exhibit 1.1.

On March 26, 2007, the Operating Partnership entered into an indenture dated March 26, 2007, by and among the Operating Partnership, the Company and The Bank of New York, as trustee (the “Indenture”).  The Indenture governs the terms of the Notes. A copy of the Indenture is filed as Exhibit 4.1 to this Form 8-K and is herein incorporated by reference. A form of the Note is filed as Exhibit 4.3 to this Form 8-K and is herein incorporated by reference.

On March 26, 2007, the Company entered into a registration rights agreement dated March 26, 2007 (the “Registration Rights Agreement”), by and among the Company, the Operating Partnership and the Initial Purchaser. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2.

ITEM 9.01             Financial Statements and Exhibits.

(d)          Exhibits.

1.1                                                                                 Purchase Agreement dated March 21, 2006, by and among the Company, the Operating Partnership and the Initial Purchaser.

4.1                                                                                 Indenture dated March 26, 2007, by and among the Company, the Operating Partnership and The Bank of New York, as trustee.

4.2                                                                                 Registration Rights Agreement dated March 26, 2007, by and among the Company, the Operating Partnership and the Initial Purchaser.

4.3                                                                                 Form of 3.00% Exchangeable Senior Notes due 2027 of the Operating Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SL GREEN REALTY CORP.

Date: March 27, 2007	By:	/s/ Gregory F. Hughes
Gregory F. Hughes
Chief Financial Officer